==============================================================

                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                        _________________

                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                        _________________


               Date of Report: September 20, 2004
                (Date of earliest event reported)


                       TEMPLE-INLAND INC.
     (Exact Name of Registrant as Specified in its Charter)

      Delaware             001-08634             75-1903917
  (State or Other         (Commission           (IRS Employer
    Jurisdiction          File Number)       Identification No.)
 of Incorporation)

        1300 MoPac Expressway South, Austin, Texas 78746
            (Address of Principal Executive Offices)

                         (512) 434-5800
      (Registrant's telephone number, including area code)

                         Not Applicable
  (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

==================================================================

Item 8.01.     Other Events

     On September 20, 2004, Temple-Inland Inc. (the "Company") issued a press release announcing that its wholly-owned subsidiary, Guaranty Residential Lending, Inc., plans to sell its third party mortgage servicing portfolio. Copies of the press release are furnished as exhibit 99.1 of this report.

Item 9.01.     Financial Statements and Exhibits.

     (c)  Exhibits.

     99.1 Press release issued by the Company on September 20, 2004, announcing that its wholly-owned subsidiary, Guaranty Residential Lending, Inc., plans to sell its third party mortgage servicing portfolio



                            SIGNATURE

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   TEMPLE-INLAND INC.


Date: September 20, 2004           By:  /s/ M. Richard Warner
                                      -------------------------
                                   Name:  M. Richard Warner
                                   Title: President

                          EXHIBIT INDEX

Exhibit   Description                                        Page
-------   ------------------------------------------------   ----
99.1      Press release issued by the Company on August 4,     4
          2004, announcing that its wholly-owned
          subsidiary, Guaranty Residential Lending, Inc., plans to sell its third party mortgage servicing portfolio.